                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)        02/17/98

      The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.

                              The Money Store, Inc.
================================================================================
             (Exact name of regristrant as specified in its charter)


  New Jersey                        333-20817                      Applied For
  ----------                        ---------                      -----------
State or other                     (Commission                    (IRS Employer
jurisdiction of                    File Number)                     ID Number)
incorporation)

2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------
(Address of principal executive officer)

Registrant's Telephone Number,
including area code:                                   908-686-2000
                                                      --------------


                                       n/a
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

      Item 5      Other Events

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to Remittance Date of: 02/17/98

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.


                                        By: \S\ Harry Puglisi
                                        ----------------------------------------
                                            Name:  Harry Puglisi
                                            Title:  Treasurer


Dated:      02/28/98

                             SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE FEBRUARY 11, 1998 DETERMINATION DATE

1.    AVAILABLE FUNDS                                              $5,930,061.81

2.    (A)   AGGREGATE CLASS A CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH      128,950,976.03

      (B)   AGGREGATE CLASS B CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH        9,705,987.44

      (C)   AGGREGATE POOL PRINCIPAL BALANCE
            AS REPORTED IN THE PRIOR MONTH                        138,656,963.47

3.    PRINCIPAL PREPAYMENTS RECEIVED DURING
      DUE PERIOD
      (A)   NUMBER OF ACCOUNTS                                                 2

      (B)   DOLLARS                                                   789,979.12

4.    PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
      BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                   63,621.99

5.    PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
      BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
      PRINCIPAL RECEIVED DURING THE DUE PERIOD                        265,655.70

6.    AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
      FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
      PAYABLE TO REGISTERED HOLDERS                                 1,624,801.07

7.    (A)  AMOUNT OF MONTHLY ADVANCE                                        0.00

      (B)  AMOUNT OF COMPENSATING INTEREST                              3,272.19

8.    DELINQUENCY AND FORECLOSURE INFORMATION
            (SEE EXHIBIT K)

9.    PRODUCT OF THE UNGUARANTEED PERCENTAGE
      MULTIPLIED BY REALIZED LOSSES ON A LIQUIDATED
      LOAN                                                                  0.00

10.   (A)   CLASS A INTEREST DISTRIBUTION AMOUNT:
            (i)   ACCRUED INTEREST                      671,619.60
            (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST               0.00
            (iii) CLASS A INTEREST DISTRIBUTION
                  AMOUNT ADJUSTMENT                        (943.84)
      ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                   670,675.76
                                                                      5.15111951

      (B)   CLASS B INTEREST DISTRIBUTION AMOUNT:
            (i)   ACCRUED INTEREST                       54,434.40
            (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST               0.00
            (iii) CLASS B INTEREST DISTRIBUTION
                  AMOUNT ADJUSTMENT                         (76.49)
      ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                    54,357.91
                                                                      5.54672551

      (C)   CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
            (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                  AND OTHER RECOVERIES OF PRINCIPAL   1,040,908.83
            (ii)  PRINCIPAL PORTION OF THE
                  UNGUARANTEED INTEREST PURCHASED FOR
                  BREACH OF WARRANTY AND RECEIVED BY
                  THE TRUSTEE                                 0.00
            (iii) SUBSTITUTION ADJUSTMENTS                    0.00
            (iv)  UNGUARANTEED PERCENTAGE OF LOSSES
                  THAT WERE LIQUIDATED                        0.00
            (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                  DELINQUENT 24 MONTHS OR
                  UNCOLLECTIBLE                               0.00
            (vi)  AMOUNT RELEASED FROM PRE-FUNDING
                  ACCOUNT                                     0.00
            (vii) RECALCULATED PRINCIPAL ADJUSTMENT           0.00
      TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                   1,040,908.83
                                                                      7.99469147

      (D)   CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
            (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                  AND OTHER RECOVERIES OF PRINCIPAL      78,347.98
            (ii)  PRINCIPAL PORTION OF THE
                  UNGUARANTEED INTEREST PURCHASED FOR
                  BREACH OF WARRANTY AND RECEIVED BY
                  THE TRUSTEE                                 0.00
            (iii) SUBSTITUTION ADJUSTMENTS                    0.00
            (iv)  UNGUARANTEED PERCENTAGE OF LOSSES
                  THAT WERE LIQUIDATED                        0.00
            (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                  DELINQUENT 24 MONTHS OR
                  UNCOLLECTIBLE                               0.00
            (vi)  AMOUNT RELEASED FROM PRE-FUNDING
                  ACCOUNT                                     0.00
            (vii) RECALCULATED PRINCIPAL ADJUSTMENT           0.00
      TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                      78,347.98

11.   (A)   AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN
            CASH AND FROM LIQUIDATION OF PERMITTED
            INSTRUMENTS                                             3,503,813.96

      (B)   TRANSFER FROM SPREAD ACCOUNT TO
            CERTIFICATE ACCOUNT PURSUANT TO SECTION
            6.02(b)(i)                                                      0.00

12.   (A)   AGGREGATE CLASS A CERTIFICATE PRINCIPAL
            BALANCE AFTER DISTRIBUTIONS TO BE MADE ON
            THE REMITTANCE DATE                                   127,910,067.20
                                                                    982.41219048

      (B)   AGGREGATE CLASS B CERTIFICATE PRINCIPAL
            BALANCE AFTER DISTRIBUTIONS TO BE MADE ON
            THE REMITTANCE DATE                                     9,627,639.46
                                                                    982.41218980

      (C)   POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE                                       137,537,706.66
                                                                    982.41219043

13.   (A)   EXCESS SPREAD                                             376,435.84

      (B)   EXTRA INTEREST                                            443,286.30

      (C)   SPREAD ACCOUNT BALANCE                                  3,503,813.96

      (D)   SPECIFIED SPREAD ACCOUNT REQUIREMENT                    4,963,319.49


14.   (A)   WEIGHTED AVERAGE MATURITY                                    221.846

      (B)   WEIGHTED AVERAGE SBA LOAN INTEREST RATE                      10.575%

15.   (A)   SERVICING FEE FOR THE RELATED DUE PERIOD                  152,203.07

      (B)   PREMIUM PROTECTION FEE FOR THE RELATED
            DUE PERIOD                                                165,626.20

      (C)   AMOUNTS TO BE DEPOSITED TO THE EXPENSE
            ACCOUNT                                                     6,932.85

16.   AMOUNT OF REIMBURSEMENTS PURSUANT TO:
      (A)   SECTION 5.04(b)                                                 0.00

      (B)   SECTION 5.04(c)                                                 0.00

      (C)   SECTION 5.04(d)(ii)                                        15,201.58

      (D)   SECTION 5.04(e)                                                 0.00

      (E)   SECTION 5.04(f)                                           169,254.10

17.   (A)   CLASS A REMITTANCE RATE                                       6.250%

      (B)   CLASS B REMITTANCE RATE                                       6.730%

18.   (A)   AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
            LOANS PURCHASED DURING THE PRIOR DUE PERIOD                     0.00

      (B)   AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE
            END OF SUCH DUE PERIOD                                          0.00

19.   OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated August 31, 1997 pertaining to Series 1997-1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE INVESTMENT CORPORATION


                By: \S\ Harry Puglisi
                ---------------------
                    HARRY PUGLISI
                      TREASURER